UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to § 240.14a-12
Xos, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On January 11, 2024, Xos, Inc. (“Xos”) and ElectraMeccanica Vehicles Corp. (“ElectraMeccanica”) announced entry into an arrangement agreement, pursuant to which Xos will acquire all of the issued and outstanding common shares of ElectraMeccanica pursuant to a plan of arrangement under the Business Corporations Act (British Columbia). This Schedule 14A filing consists of the following communications relating to the proposed transaction:

(1)A list of Q&As from Xos for Xos employees.
(2)A transcript of a joint conference call by the Chief Executive Officer of Xos and the Chief Executive Officer of ElectraMeccanica;
(3)A letter from the Chief Executive Officer of Xos to Xos employees; and
(4)A social media post by ElectraMeccanica (and the hyperlinked webpage referenced in such post), which was subsequently reposted by Xos’ social media account.

Xos Employee Q&A

Business Combination with ElectraMeccanica Employee Q&A

What is the proposed combination between Xos and ElectraMeccanica?

On January 11, 2024 Xos and ElectraMeccanica announced a proposed combination of the two companies. In the proposed transaction, Xos will acquire all of the issued and outstanding common shares of ElectraMeccanica in an all-stock transaction. Following the close of the transaction, ElectraMeccanica shareholders will own approximately 21% of the combined company and Xos shareholders will own approximately 79% of the combined company, subject to certain adjustments provided in the arrangement agreement governing the transaction.

Following the close of the proposed transaction Xos will gain access to ElectraMeccanica’s cash balance. We anticipate ElectraMeccanica’s cash balance to be approximately $46.5 - $50.5 million at the time of the closing of the transaction.

When will the transaction be completed?

The transaction is currently estimated to close in the first half of 2024.

Why will it take so long to close the deal?

In order for the transaction to close a number of procedural steps must be completed. For example, the transaction is subject to court approval and approval by  Xos’ stockholders and ElectraMeccanica shareholders, which requires the filing of a proxy statement with shareholders of each of Xos and Electrameccanica and a subsequent shareholder vote.

Why did Xos already announce the proposed transaction if it will take so long to close?

The transaction is subject to both regulatory and shareholder approval. Xos plans to hold a special meeting of Xos shareholders to approve the transaction.

Will Xos employees vote on whether or not to move forward with the transaction?

The proposed combination is subject to approval by Xos’ shareholders of record.

What happens if the transaction with ElectraMeccanica is not finalized?

If the transaction with ElectraMeccanica is not finalized then Xos will continue to explore alternative other avenues to access to capital, including potential financing arrangements, partnerships, and M&A opportunities.

What does Xos gain from entering into this transaction?

Following the completion of the transaction, Xos will gain access to ElectraMeccanica’s cash balance, which is expected to be approximately $48.5 million. ElectraMeccanica will also have the right to appoint two to three members of the Xos Board of Directors, thereby adding to the diverse set of professional experiences and knowledge on Xos’ Board of Directors.

Does the proposed combination change Xos’ focus as a company?

Xos will continue to stay focused on our robust line of Xos Stepvans, the Xos Hub, and Xos Powertrains as our core product portfolio.

Will Xos’ name change following the close of the transaction?

No. Xos will continue to conduct business under the name ‘Xos’ following the close of the transaction.

How many employees will be joining Xos from ElectraMeccanica?

It is currently anticipated that certain ElectraMeccanica employees will join Xos in roles where additional operational support is needed. Xos continues to evaluate the number of employees to be added from ElectraMeccanica.

Where will Xos operate following the proposed combination?

Xos has no current plans to move or change facilities following the completion of the proposed combination.

Does Xos intend to conduct layoffs of current Xos employees in connection with the transaction with ElectraMeccanica?

Xos does not intend to lay off any current Xos employees in connection with the transaction with ElectraMeccanica.

With the additional cash available will Xos expand into new products?

Xos intends to remain focused on its core product portfolio of Xos Stepvans, the Xos Hub, and Xos Powertrains. We believe truly incredible opportunities exist in these markets. We intend to be focused on this promising product portfolio and remain disciplined in our approach to capital allocation.

What resources are available to me if I have additional questions or concerns?

If you have additional questions or concerns please contact Christen Romero, General Counsel of Xos, directly.

—
Safe Harbor Statement
This filing includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, expectations and intentions provided by ElectraMeccanica to Xos, the expected cash balance of ElectraMeccanica at the time of the closing of the proposed transaction, expectations regarding Xos’ ability to leverage ElectraMeccanica’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Xos and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•the ability of the combined company to further penetrate the U.S. market;
•the total addressable market of Xos’ business;
•general economic conditions in the markets where Xos operates;
•the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;
•non-performance of third-party vendors and contractors;
•risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
•ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;
•ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;
•the combined company’s ability to manage growth;
•the combined company’s ability to obtain additional financing;
•the combined company’s ability to expand product offerings;
•the combined company’s ability to compete with others in its industry;
•the combined company’s ability to protect its intellectual property;
•ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;
•the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;
•the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
•the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
•the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;

•the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;
•the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and
•other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.ElectraMeccanica auto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Xos and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

Transcript of Xos Chief Executive Officer and ElectraMeccanica Chief Executive Joint Conference Call

CHRISTEN ROMERO, XOS GENERAL COUNSEL

Thank you, everyone, for joining us today.

Joining the call with me today are Xos Chairman and Chief Executive Officer, Dakota Semler, and ElectraMeccanica CEO Susan Docherty.

Earlier this month, Xos and ElectraMeccanica each issued a press release with details of the proposed transaction, and both companies have filed third quarter 2023 financials. Information in those and other filings may be referenced during this call. These documents and additional information can be found on the Investor Relations section of both companies’ websites.

On this call, both management teams will be making forward-looking statements based on current expectations and assumptions, which are subject to risks and uncertainties. Actual results could differ materially from our forward-looking statements if any of our key assumptions are incorrect because of factors discussed in our January 11th news release, during this conference call or in our latest reports and filings with the Securities and Exchange Commission. These documents can be found on our website at investors.xostrucks.com, and on the transaction microsite at: xosandemv.com. We do not undertake any duty to update any forward-looking statements.

Today’s discussion may also include certain references to non-GAAP financial measures and performance metrics. Please reference the information contained in the company’s third quarter 2023 earnings press release for definitional information and reconciliations of historical non-GAAP measures to the comparable GAAP financial measures. Participants should be cautioned not to put undue reliance on forward-looking statements.

With that, I’ll turn it over to Dakota.

DAKOTA SEMLER, XOS CEO

Thanks, Christen, and what an exciting day for both ElectraMeccanica and Xos.

I’m Dakota Semler, co-founder, Chairman, and CEO of Xos.

I’m with Susan Docherty, the CEO of ElectraMeccanica.

We’re here today to talk a little more about why we’re both genuinely excited about combining our two companies.

As I am certain all of you have seen, we recently announced a proposed combination that will bring our two companies together, and - I believe - will result in a business that has many years of durable, long-term growth ahead.

This is a combination that makes sense.

First, and very simply, it will serve to create a business with a stronger balance sheet, and provide sufficient working capital for Xos to continue to scale.

We believe that, upon completion of the transaction, the working capital provided by ElectraMeccanica will give Xos the runway we need to execute against our current business plan.

Second, we will be able to accelerate our growth from this position of strength, and continue to extend our position as a leader in the commercial EV truck space.

As an OEM, right now we are in the enviable position of having an order book deep enough that we have customers waiting to take delivery of every new vehicle we make. This includes our fourth quarter, where we recently announced delivery of a record 110 units to our fleet customers, which represents 90% year-over-year growth.

Third, we are selling into a market that itself is growing.

The demand drivers for Xos benefit from two distinct but favorable tailwinds.

The first is a regulatory environment that, on both a state by state and federal basis, broadly seeks to increase EV adoption rates by commercial fleets.

The second is the favorable underlying total cost of ownership economics our electric trucks offer our fleet customers - meaning, regardless of the regulatory environment, over time our EV trucks are the right choice for their bottom line.

Stepping back, these three factors in combination create a significant opportunity for our combined company and its shareholders.

Working capital, an opportunity to scale into a robust order book, and a set of long-term secular forces that will sustain demand for years suggests the potential for significant value creation.

I believe our investors understand the potential for significant value creation, and positive market momentum in our share price and reactions from Xos shareholders since the deal announcement reflect this.

All of this coming together at a time where Xos has never been in a better position operationally. Xos investors will recall from our most recent earnings call that we marked an important, and rare, milestone for an electric vehicle OEM: we are now manufacturing at a scale where our vehicle business is now gross margin positive. I have every confidence that we will continue to expand those margins.

Now, I’m sure we have a good number of ElectraMeccanica shareholders dialing in, who may not yet be fully familiar with Xos.

Let me take a step back and offer a quick overview of the company I co-founded, what we do, and our ambitions.

Like many ElectraMecannica shareholders, years ago I saw a real opportunity in the electrification of vehicles. I knew, from my own experience as a commercial vehicle fleet operator, that while there was an obvious electric application for specific commercial use cases. Such an opportunity existed particularly in Class 5 and Class 6 stepvans. These are the medium-duty trucks you see everyday making last mile pick-ups and deliveries in fleets like UPS, Penske, or FedEx Ground (to name just a few of our customers). In order to capture this market and build a successful business we first had to overcome a set of sequential barriers to customer adoption.

The first barrier was the truck itself. I knew that it was important that each stakeholder in the truck experience had to value it. This means the drivers who are in them all day long, fleet managers who oversee fleet operations, and fleet purchasing departments who finance and purchase the vehicle.

Starting from a blank slate doesn’t mean it makes sense to reinvent the wheel. We premised our electric stepvans on time-proven and highly-optimized bodywork designs from existing suppliers. Such designs are more efficient to build and maintain. Importantly, they are also familiar to fleet operators. Basics such as serviceability and parts procurement are much easier to address as a result.

Of course, we also employ some of the most sophisticated electrification technology in the market to ensure that Xos trucks are amongst the most efficient, most reliable vehicles in their category.

The second barrier we overcame was selling beyond the vehicle. Winning business with commercial fleets is as much about providing services as it is about selling vehicles. That’s why you’ll hear us at Xos talk about having a vehicle business and an energy services business.

Our services business means Xos customers can rely on us to help smooth the adoption barriers faced by fleet operators - whether that’s understanding and capturing all the available regulatory incentives, managing charger installations, or building specialized mobile charging stations to ensure rapid vehicle charging is available.

We founded Xos seven years ago on these two foundational principles - that a successful company must be built on top-tier commercial truck design and unparalleled customer service.

Since our first production vehicle rolled off the assembly line in 2020, we have delivered over 600 units to fleet customers that include companies I’m sure you’ll recognize, such as FedEx Ground, UPS, Penske, Cintas and Loomis.

Beyond sales successes we’ve continued to operate our business with discipline, continually seeking to manage our burn rate and improve our margins. Xos reported approximately 12% GAAP gross margin in the third quarter of 2023. In doing so Xos has exhibited its ability to profitably scale manufacturing of commercial electric vehicles in our Tennessee factory which, at full capacity, is capable of producing up to 5,000 vehicles per year.

I’ll turn to Susan shortly so she can provide her perspective, but for those of you who are just becoming familiar with Xos, I hope you will recognize both the magnitude of the opportunity in front of us, as well as the opportune timing.

Xos is making and selling electric trucks to a number of the best known, most demanding fleet operators in the country. We’ve earned their business in light of our world-class product and comprehensive service capabilities.

We’re growing, increasing both the number of vehicles we make and deliver, while simultaneously expanding our margins as we capture efficiencies of scale and improve key processes.

We’re benefitting from a set of regulatory tailwinds designed to spur increased adoption.

And, we’re benefitting from having what we believe is the best electric step van in the market and incredible service capabilities.

Combined with the capital resources ElectraMeccanica brings to the table, and given our current order book, this is a perfect - if not pivotal - time to launch our business into its next phase of growth.

It’s why I’m certain I speak for all of our shareholders when I say I couldn’t be more excited about the proposed transaction.

With that said, let me turn to Susan so she can provide you with her thinking and insights.

Susan?

SUSAN DOCHERTY, ELECTRAMCCANICA CEO

Thank you, Dakota, and thanks everyone, for dialing in.

I want to take the opportunity to do two things today.

First, I want to take a moment to speak to how ElectraMeccanica got to where we are right now.

Second, I want to tell you about why I believe a combination with Xos represents a significant, long-term opportunity for our shareholders.

Dakota and I, and our extended teams, have been working closely together for months now to ensure that the combination of our two companies would result in a business that was not only highly compatible with ElectraMeccanica’s core values and mission, but specifically, gives our shareholders an opportunity to participate in that business at a key inflection point in its own evolution.

But, first, let’s quickly go back to the process that got us here.

About a month ago, in early December, I provided our shareholders with an update on our plans following the difficult, but correct, decision to walk away from a merger as it became clear that it was not the right fit for us, and did not offer the right value potential to our shareholders.

In that update, I made it clear that my leadership team, and our Board, all shared a keen sense of urgency to continue to look forward, and do the hard work necessary to identify the right opportunity, and the right partner, for ElectraMeccanica.

In my career, I’ve come to learn that while difficult circumstances may not be welcome, they are excellent opportunities to learn.

The process by which we evaluated new opportunities was deeply informed by everything we had previously learned.

In particular, we wanted to make sure we were engaged with a business that was already in-market with a great vehicle.

We wanted to talk to their customers, to get a clear sense of how the vehicle was meeting - or exceeding - expectations.

We wanted a company helmed by actual operators, people who understood not only the products they were building, but their own customers’ needs and how to meet them.

We wanted clear evidence that there was a path to profitability, and that operationally, the business was capable of scaling into demand.

Finally, we wanted to find a company that had a legitimate competitive advantage, not only with its product, but in its ability to serve customers in end-markets that were themselves on long-term growth trajectories.

That’s a lot to have on your wish list, certainly, and it ruled out a lot of candidates.

But it did leave one.

What makes me so excited today is that, following months of meetings, diligence, and negotiations, I can tell you that I believe we’ve found the right partner in Xos.

This leads me to the second point I wanted to make, which is to talk a little bit more about what we see when we look at Xos, its market, and its future potential.

Dakota has already established himself as an excellent spokesman for Xos, but if you think about the high bar ElectraMeccanica had established for ourselves when it came to looking at other businesses, I’ll make the following observations.

One, Xos is in-market today, selling a great vehicle.

Xos has already delivered hundreds of their Class 5 and 6 fully-electric stepvans to commercial fleet operators that include names you will immediately recognize, including Fedex Ground, Penske, and Loomis. These are not only household names, but they are large, stable companies with extremely high expectations for their equipment - especially the vehicles that are their lifeblood.

And, Xos has established strong sales momentum. Dakota said earlier that the company has delivered over 600 electric trucks in the last four years, but 215 of those have been delivered in the last two quarters alone - and they have seen sequential increases in deliveries in each and every quarter of 2023.

Two, even though the customer list speaks for itself, we wanted to hear directly from Xos customers.

I can tell you that Xos’ customers - including everyone from the folks in finance to the drivers themselves - are enthusiastic about the Xos stepvan. Whether we’re talking about bottom line results through offering fleet operators a lower total cost of ownership vs. various diesel options, maintenance crews appreciating an existing cab and frame they are familiar with, or drivers who appreciate the comfort, quiet, and performance of an electric stepvan - everyone loves it.

Three, the team that founded and operates Xos know their market, and understand their customers.

Both Dakota and his co-founder are former fleet owners and operators. They built Xos from the ground up to address the specific issues facing EV adopters they themselves had first-hand knowledge of as operators. They knew that building a great electric stepvan was only part of the equation - and why Xos offers fleet customers not just an incredibly well designed truck, but has built an entire energy solutions business to remove roadblocks, including mobile charging solutions, fixed charging hardware, and turnkey infrastructure solutions.

Four, as Xos scales its business in response to customer demand, it is scaling with profitability in mind.

Xos is not only building and delivering more vehicles than ever before, the company achieved a significant milestone in the third quarter of 2023: it has delivered positive gross margins. We expect that the company’s gross margins will continue to expand, and over time, see a clear path to profitability. The company is at an inflection point where it can comfortably grow into its existing cost structure, and distribute its expenses across an expanding revenue base.

Fifth, and finally, Xos is currently the leading US electric truck OEM capable of providing fleet operators with a class 5 and 6 stepvan in the kinds of volume that will be created by a combination of not just regulatory tailwinds, but standalone economics - because they’re simply a better, lower cost option for fleets.

A lot of companies have test models and prototypes that propose to allow fleet operators to meet increased regulatory requirements to switch to zero-emission delivery vehicles. For example, as of this month, the state of California is mandating any new delivery trucks purchased by fleet operators that deliver in the state buy only electric - or that by 2025, 10% of its total fleet must be electrified.

Xos is in a market-leading position as one of the few scale manufacturers capable of helping customers meet these regulations by offering an in-production electric stepvan, a single point of contact for charging infrastructure support, and an in-house team that liaises with the state and federal governments to secure rebates.

But even without any kind of regulatory support, Xos makes a vehicle that, over time, is simply economically more efficient for fleets to adopt and put into service.

Taken together, we saw in Xos a clear competitive advantage.

As we entered into initial, then more detailed, conversations with Dakota and his team, it became clear that Xos was itself at a unique inflection point.

Our shared belief is that the addition of EMV’s cash resources would create the conditions necessary to help a combined company meet any short-term liquidity needs, provide essential working capital, and set the business firmly on the next stage of its journey.

Before I turn the call back over to Dakota, I want to emphasize to our shareholders that I strongly believe that combining these two companies creates a whole that is much stronger than the sum of its parts.

Xos is a solid company, with a great product, in a strong and growing segment of the market.

And, they have a crystal clear vision that resonates deeply with EMV's historic mission to close the last gas station: Xos aims to decarbonize commercial transportation with reliable electric trucks and the tools to adopt them, making zero-emission last-mile delivery a reality.

With the addition of our capital, which I believe represents the most effective way to put our balance sheet to work for the benefit of our shareholders, Xos will be in a position to create more value, more quickly, for all its stakeholders.

For more information, I encourage shareholders to visit our microsite at xosandemv.com for the most updated information regarding this proposed combination.

For complete information about this transaction, shareholders should refer to the definitive Proxy Statement, which we expect to be filed with the SEC and publicly available in early February.

Also, don’t hesitate to reach out to our investor relations team at: IR@emvauto.com.

With that said, I want to thank shareholders for your continued support, and now turn to Dakota.

DAKOTA SEMLER, XOS CEO

Thanks, Susan.

In summary, we are at a positive inflection point. Xos is at the forefront of the industry, with proven economics and established customer relationships. We are confident our combination with ElectraMeccanica will provide Xos the capital needed to continue accelerating the growth we achieved in 2023. As new Xos shareholders, you will get to participate in this exciting time, and I look forward to sharing that success with you in the coming quarters.

I’ll now turn it over to Xos General Counsel Christen Romero who will provide certain information related to the proxy statement and where such information should be able to be found. Thank you everyone, and have a great day.

CHRISTEN ROMERO, XOS GENERAL COUNSEL

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Xos and ElectraMeccanica intend to file with the U.S. Securities and Exchange Commission (the “SEC”) joint preliminary and definitive proxy statements, including management information circulars, and other relevant documents relating to the proposed transaction. Promptly after filing the joint definitive proxy statement with the SEC, Xos and ElectraMeccanica will mail the joint definitive proxy statement, including management information circular, and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of a record date to be established for voting on the matters related to the proposed transaction and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Xos Chief Executive Officer’s Letter to Employees

Xosians,

I want to wish everyone an incredibly prosperous New Year as we drive Xos into 2024! We had a remarkable year last year thanks to your efforts. We also learned an immense amount about our customers, products, and how we can build a better and more resilient business.

We often talk about how sustainability is essential to our business. Sustainability can mean multiple things in our business. It can mean delivering zero emissions trucks across North America in our efforts to decarbonize transportation. It can mean Xosians taking an active role in reducing waste, including physical waste as in garbage, energy, or materials used to build our vehicles. And sustainability can also mean financial sustainability, or the ability for Xos to continue to fund ongoing operations and growth.

I am very excited to talk about that last type of sustainability. Last week we announced that Xos will be merging with Electrameccanica, more information can be found in the release. In line with certain regulatory restrictions we cannot talk about the transaction in detail, so if you have particular questions please speak with your manager or review the release above.

Electrameccanica (EMV) was a manufacturer dedicated to building small electric passenger cars. In the past few years they faced difficulty in getting their flagship product, the Solo to scale. Last year they made the decision to remove the Solo from the market, and instead take their remaining resources and invest them into another company with immense potential to maximize benefit for EMV shareholders. So they began a process to find the most qualified company in this industry. After evaluating over 150 different companies, the EMV team settled on Xos. That is a tremendous compliment to all the hard effort we have put in together over the past seven years. This would not have been possible without the deliberate efforts you have made over the last few years, and more importantly the last twelve months. Xos would not have been an attractive partner had we not:

1.Launched Pelican, with immense performance and cost improvements
2.Won new customers (UPS, [redacted], Cintas) while also taking care of our old customers (FedEx ISPs, Loomis, etc…)
3.[redacted]
4.Achieved positive Gross Margins with a clear path to generating Free Cash Flow

Thank you for making this possible!

What does this mean for us?

•We are continuing with our steadfast approach to building a sustainable manufacturer of electric commercial vehicles.
•We will keep all Xos team members in the same roles, continuing to execute against our current plans as you all have been doing for several years.
•We will stay focused on: Hub, Stepvans, and Powertrains as our core products.

What this does NOT mean…

•This does not mean that with the increased funding we have increased scope or take on new projects.
•This does not mean that we will grow our team, capex, opex, or other areas of the company until we can do it sustainably by generating positive EBITDA or free cash flow.
•This does not mean we are moving or changing facilities.

[Redacted.]

In closing I would like to thank each and every one of you for your hard work and drive to make Xos the best possible place to be! Even though our mission is an important one, it is the team that I am privileged to work with everyday that motivates me to keep pushing. I want to thank each and everyone of you for your steadfast commitment to our mission.

As we embark into our biggest year yet, I am confident that these two incredible accomplishments will be the first of many to come this year!

Best Regards,
Dakota and Gio

Xos Social Media Posts

LinkedIn: Xos Trucks reposted this post by ElectraMeccanica:

We are thrilled to announce our proposed combination with Xos Trucks, a leading electric truck manufacturer and fleet electrification services provider. For important information and to learn more about this exciting next step for EMV directly from our CEO Susan E. Docherty, please visit: https://xosandemv.com/january-update/

Webpage hyperlinked by above LinkedIn post

January Update

Jan 10, 2024

Dear Shareholders:

By now, most of you have seen the exciting news regarding our intention to combine with Xos, Inc. (NASDAQ: XOS), a leading electric truck manufacturer and fleet electrification services provider. As outlined in my December shareholder update, our team has been laser-focused on identifying a new business combination partner and has spent the past couple of months conducting extensive evaluations of many potential candidates that previously were not explored, including Xos.

Fast forward to today: our proposed transaction announcement delivers on our commitment to creating long-term shareholder value by re-accelerating the business and allowing shareholders once again to benefit from a true EV OEM business. To understand why we believe Xos creates this opportunity for us and all of you, please make sure to review not just the release, but also our business combination microsite.

In the meantime, I wanted to share a few things I am particularly enthusiastic about and think our shareholders will be too.

First, Xos has an established, recognizable fleet customer base for which it has produced and delivered hundreds of electric stepvans. To date, Xos has delivered 600 electric stepvans to customers including FedEx Ground, Penske, Loomis, UniFirst and Alsco. These are household names, proven, large and stable companies. They also are businesses that demand the best – and Xos’ ability to put stepvans into fleet service for such customers demonstrates their long-term growth potential.

Second, there is significant existing and anticipated increased regulatory support incentivizing fleet customers to switch to zero-emission delivery vehicles. As of January 2024, the state of California is mandating any new delivery trucks purchased by large fleet operators that deliver in the state buy only electric – or that by 2025, 10% of its total fleet must be electrified. Just under a dozen states have enacted supportive legislation, including California, Texas, New York, New Jersey, Pennsylvania, Maryland, Massachusetts, Colorado, Utah, Oregon and Nevada. We believe Xos is well-positioned to reliably and holistically help customers meet these regulations by offering an electric stepvan, a single point of contact for charging infrastructure support, and an in-house team that liaisons with the state and federal governments to secure rebates.

And Third, Xos has positive gross margins, something few other EV OEMs have achieved. This ability to create and build on positive unit economics is important background for Xos delivering, in Q4 of 2023, 110 units to fleet customers including: FedEx Ground, UPS, and Loomis, and generating Q3 2023 TTM revenues of $34M. We expect Xos’ ability to produce these results to be strengthened by EMV’s strong balance sheet. During our months of due diligence in 2023, Xos was the sole candidate in the EV OEM space displaying consistent revenue and volume growth, an improving margin profile, a path to profitability, and a tried and tested order book. Put simply, relative to much of the EV sector, Xos had concrete, repeatable proof of on-ground success of their products and business operations. Customer diligence that I and other Board members conducted personally reinforced the integrity of these results. The customers we spoke with had chosen Xos over products from multiple competitors. Xos was selected not just because its production model is outstanding: customers also chose the company to be their EV partners due to their seamless, no-hassle customer experience, including their swift service response times, support in setting up charging infrastructure at depots, and status as the one-stop shop to secure federal and state rebates and incentives. This holistic customer experience coupled with their high-quality products sets Xos apart. They are, as an EV OEM, in a class of their own relative to other players in the market – many of whom are still in the product rollout phase.

Above all, I want to emphasize to our shareholders the many ways Xos is differentiating itself from other EV-makers – which, together with the items above, explains why we’re pleased by the prospect of combining with them.

Specifically, Xos is already a publicly-traded company (NASDAQ: XOS). They have established leadership in EV stepvans with a five-year proven track record of working with customers who are household names. And, they have a strong and competent leadership team comprising the company’s two founders, Dakota Semler and Giordano Sordoni, two former fleet owners and operators, who sought to build an electric vehicle to solve the issues they were facing first-hand around increasing emissions regulations and the rising costs of maintenance and diesel, among others. And last but certainly not least, they have a crystal clear vision that resonates deeply with EMV’s historic mission to close the last gas station. Xos aims to decarbonize commercial transportation with reliable electric trucks and the tools to adopt them, making zero-emission last-mile delivery a reality.

I’ll be in touch soon and encourage shareholders to visit our microsite [link to microsite] for the most updated information regarding our proposed combination. Also, don’t hesitate to reach out to our investor relations team at: IR@emvauto.com.

Thank you to our shareholders for your continued support. We are thrilled about what’s ahead!

Sincerely,

Susan Docherty, ElectraMeccanica CEO and Board Member

++

Additional Information and Where to Find It

In connection with the proposed transaction, Xos and ElectraMeccanica intend to file with the U.S. Securities and Exchange Commission (the “SEC”) joint preliminary and definitive proxy statements, including management information circulars, and other relevant documents relating to the proposed transaction. Promptly after filing the joint definitive proxy statement with the SEC, Xos and ElectraMeccanica will mail the joint definitive proxy statement, including management information circular, and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of a record date to be established for voting on the matters related to the proposed transaction and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Participants in the Solicitation

Xos and its directors and certain of its executive officers, consisting of Stuart Bernstein, Burt Jordan, Alice K. Jackson, George N. Mattson and Ed Rapp, who are the non-employee members of the board of directors of Xos, Dakota Semler, Chief Executive Officer and a director of Xos, Giordano Sordoni, Chief Operating Officer and a director of Xos, Liana Pogosyan, Vice President of Finance and Acting Chief Financial Officer of Xos, and Christen Romero, General Counsel of Xos, are participants in the solicitation of proxies from the stockholders of Xos in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of stockholders of Xos. Information regarding Xos’ directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation-Outstanding Equity Awards at 2022 Fiscal Year-End,” and “Executive Compensation-Director Compensation” contained in Xos’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of the stockholders (the “2023 Xos Proxy Statement”), which was filed with the SEC on April 20, 2023. To the extent that Xos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Xos Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for Xos’ special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

ElectraMeccanica and its directors and certain of its executive officers, consisting of Luisa Ingargiola, Dietmar Ostermann, Michael Richardson, Steven Sanders, David Shemmans and Joanne Yan, who are the non-employee members of the board of directors of ElectraMeccanica, Susan Docherty, Chief Executive Officer, Interim Chief Operating Officer and a director of ElectraMeccanica, Kim Brink, Chief Revenue Officer of ElectraMeccanica, Michael Bridge, General Counsel and Secretary of ElectraMeccanica, and Stephen Johnston, Chief Financial Officer of ElectraMeccanica, are participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of the shareholders of ElectraMeccanica. Information regarding ElectraMeccanica’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in ElectraMeccanica’s definitive proxy statement on Schedule 14A for its 2023 annual general meeting of shareholders (the “2023 ElectraMeccanica Proxy Statement”), which was filed with the SEC and applicable Canadian securities regulatory authorities on November 22, 2023. To the extent that ElectraMeccanica’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 ElectraMeccanica Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, including the Form 4s filed with the SEC on March 24, 2023 with respect to Michael Bridge, and on January 5, 2024 with respect to Stephen Johnston. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for ElectraMeccanica’s special meeting of shareholders and any other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities in respect of the proposed transaction when they become available.

These documents are available free of charge from the sources described in the preceding section titled “Additional Information and Where to Find It.”

Non-Solicitation

This communication will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor Statement

This press release and related comments by management of ElectraMeccanica and Xos include “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, expectations and intentions provided by ElectraMeccanica to Xos, the expected cash balance of ElectraMeccanica at the time of the closing of the proposed transaction, expectations regarding Xos’ ability to leverage ElectraMeccanica’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Xos and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•the ability of the combined company to further penetrate the U.S. market;
•the total addressable market of Xos’ business;
•general economic conditions in the markets where Xos operates;
•the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;
•non-performance of third-party vendors and contractors;

•risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
•ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;
•ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;
•the combined company’s ability to manage growth;
•the combined company’s ability to obtain additional financing;
•the combined company’s ability to expand product offerings;
•the combined company’s ability to compete with others in its industry;
•the combined company’s ability to protect its intellectual property;
•ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;
•the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;
•the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
•the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
•the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;
•the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;
•the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and
•other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.emvauto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Xos and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

Additional Information and Where to Find It
In connection with the proposed transaction, Xos and ElectraMeccanica intend to file with the U.S. Securities and Exchange Commission (the “SEC”) joint preliminary and definitive proxy statements, including management information circulars, and other relevant documents relating to the proposed transaction. Promptly after filing the joint definitive proxy statement with the SEC, Xos and ElectraMeccanica will mail the joint definitive proxy statement, including management information circular, and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of a record date to be established for voting on the matters related to the proposed transaction and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Participants in the Solicitation

Xos and its directors and certain of its executive officers, consisting of Stuart Bernstein, Burt Jordan, Alice K. Jackson, George N. Mattson and Ed Rapp, who are the non-employee members of the board of directors of Xos, Dakota Semler, Chief Executive Officer and a director of Xos, Giordano Sordoni, Chief Operating Officer and a director of Xos, Liana Pogosyan, Vice President of Finance and Acting Chief Financial Officer of Xos, and Christen Romero, General Counsel of Xos, are participants in the solicitation of proxies from the stockholders of Xos in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of stockholders of Xos. Information regarding Xos’ directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation-Outstanding Equity Awards at 2022 Fiscal Year-End,” and “Executive Compensation-Director Compensation” contained in Xos’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of the stockholders (the “2023 Xos Proxy Statement”), which was filed with the SEC on April 20, 2023. To the extent that Xos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Xos Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for Xos’ special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

ElectraMeccanica and its directors and certain of its executive officers, consisting of Luisa Ingargiola, Dietmar Ostermann, Michael Richardson, Steven Sanders, David Shemmans and Joanne Yan, who are the non-employee members of the board of directors of ElectraMeccanica, Susan Docherty, Chief Executive Officer, Interim Chief Operating Officer and a director of ElectraMeccanica, Kim Brink, Chief Revenue Officer of ElectraMeccanica, Michael Bridge, General Counsel and Secretary of ElectraMeccanica, and Stephen Johnston, Chief Financial Officer of ElectraMeccanica, are participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of the shareholders of ElectraMeccanica. Information regarding ElectraMeccanica’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in ElectraMeccanica’s definitive proxy statement on Schedule 14A for its 2023 annual general meeting of shareholders (the “2023 ElectraMeccanica Proxy Statement”), which was filed with the SEC and applicable Canadian securities regulatory authorities on November 22, 2023. To the extent that ElectraMeccanica’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 ElectraMeccanica Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, including the Form 4s filed with the SEC on March 24, 2023 with respect to Michael Bridge, and on January 5, 2024 with respect to Stephen Johnston. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for ElectraMeccanica’s special meeting of shareholders and any other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities in respect of the proposed transaction when they become available.

These documents are available free of charge from the sources described in the preceding section titled “Additional Information and Where to Find It.”

Non-Solicitation

This filing will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor Statement

This filing includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, expectations and intentions provided by ElectraMeccanica to Xos, the expected cash balance of ElectraMeccanica at the time of the closing of the proposed transaction, expectations regarding Xos’ ability to leverage ElectraMeccanica’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Xos and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•the ability of the combined company to further penetrate the U.S. market;
•the total addressable market of Xos’ business;
•general economic conditions in the markets where Xos operates;
•the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;
•non-performance of third-party vendors and contractors;
•risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
•ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;
•ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;
•the combined company’s ability to manage growth;
•the combined company’s ability to obtain additional financing;
•the combined company’s ability to expand product offerings;
•the combined company’s ability to compete with others in its industry;
•the combined company’s ability to protect its intellectual property;
•ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;
•the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;
•the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
•the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
•the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;
•the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;
•the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and

•other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.emvauto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Xos and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.